2014 Ally Financial ABS Investor Day July 30, 2014

Forward-Looking Statements and Additional Information The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); our ability to maintain relationships with automotive dealers; our ability to realize the anticipated benefits associated with being a financial holding company, and the significant regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III). Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation. Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products. 2

Brad Brown - Corporate Treasurer, Ally Financial

Agenda

10:00 a.m.	Opening Remarks	**Brad Brown** *Corporate Treasurer, Ally Financial*
10:15 a.m.	Automotive Business	**Tim Russi** *President, Auto Finance* **Andrea Riley** *Chief Marketing Officer, Dealer Financial Services*
11:30 a.m.	Dealer Remarks	**Bill O'Flanagan** *General Manager of Reedman Toll and majority shareholder/Dealer of Springfield Auto World and Abington Auto World*
12:00 p.m.	Lunch	
1:00 p.m.	Consumer Underwriting, Servicing, & Risk	**Steve Merritt** *Chief Risk Executive, Consumer Auto* **Evan Noulas** *President, Ally Servicing; Chief Procurement Officer, Ally Financial*
2:00 p.m.	Lease Business	**Greg Skurkovich** *Lease Executive* **Steve Kapusta** *Vice President, Dealership Online Services*
3:30 p.m.	Commercial Business & Risk	**Tom Elkins** *Vice President, Pricing and Quality* **Tom Bennert** *Chief Risk Executive, Commercial Auto*
4:30 p.m.	ABS Program	**Ryan Farris** *Structured Funding Executive*
4:45 p.m.	Closing Remarks	**Brad Brown** *Corporate Treasurer, Ally Financial*

ally
4

Ally Overview

Premier U.S. Auto Finance Franchise

- *#1 non-captive finance provider*

- Over 16,000 dealer relationships
- $110 billion of auto earning assets
- Auto originations of $10.9 billion

A Leading U.S. Direct Bank Franchise

- *Continued momentum of stable deposit growth*

- $56 billion of deposits
- 850+ thousand primary customers
- Retail deposits up 15% YoY

Strong and Stable Financial Profile

- *Streamlined operations and balance sheet*

- 0.34% loss rate
- 9.4% Tier 1 Common ratio
- $19 billion of available liquidity

Improving Profitability

- *Path to double-digit Core ROTCE (Return on Tangible Common Equity)*

- Cost of funds down 63 bps YoY
- Improving efficiency ratio
- Expanding use of Ally Bank

Significant Progress Towards Full TARP Exit

- *$3 billion private placement in January and $2.6 billion IPO in April*

- Returned $17.8 billion to UST
- ~$700 million more than originally invested
- UST ownership down to 16%

Notes:
- All metrics as of 2Q2014
- #1 non-captive auto finance provider according to Experian Autocount
- Cost of funds excludes OID amortization expense
- Tier 1 Common ratio is a non GAAP financial measure. Please see page 16 of the 2Q 2014 financial supplement filed July 29, 2014 for details.

ally 5

Positioned for continued improved shareholder returns and full TARP exit Strategic Transformation Received confirmation of ResCap bankruptcy plan Received non-objection to CCAR plan Called $10.2 billion of legacy high cost debt since 2Q13 Completed $1.3 billion private placement of common equity Repurchased $5.9 billion of preferred stock from the U.S. Treasury Closed substantially all international sales – $8.4 billion of proceeds Granted financial holding company status by Federal Reserve Completed $2.6 billion IPO, reducing U.S. Treasury ownership to 15.6% 6

Core Income Net Financing Revenue & NIM Deposits & Cost of Funds (ex. OID) Adj. Efficiency Ratio $ in millions $697 $689 $801 $841 $865 $912 2.1% 2.0% 2.3% 2.4% 2.5% 2.6% 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 Net Financing Revenue Net Interest Margin $ in millions $207 $211 $271 $161 $339 $417 1Q 13 2 1 3Q 13 4Q 13 1Q 14 2Q 14 Core pre-tax income (ex. repositioning) Note: Core pre-tax income, as presented, is a non-GAAP financial measure that excludes the impact of repositioning items, OID amortization expense, taxes and discontinued operations. Please refer to page 22 of Ally’s 2Q2014 earnings presentation, filed July 29, 2014 for additional details. Note: Net financing revenue and net interest margin exclude OID. Note: Represents a non-GAAP financial measure. Please refer to page 23 of Ally’s 2Q2014 earnings presentation, filed July 29, 2014 for additional details. 67% 67% 59% 73% 55% 49% 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 Adj. Efficiency Ratio $ in billions $38.8 $39.9 $41.7 $43.2 $45.2 $45.9 2.61% 2.72% 2.38% 2.21% 2.06% 2.09% $48.6 $49.4 $51.4 $52.8 $54.9 $55.6 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 Ally Bank Retail Ally Bank Brokered Cost of Funds (ex. OID) Q2 2014 Highlights 7

($ billions; % of $ originations) $9.7 $9.8 $9.6 $8.2 $9.2 $10.9 61% 64% 69% 66% 66% 63% 13% 15% 16% 18% 19% 20% 26% 21% 15% 16% 15% 17% 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 GM Chrysler Other Consumer Assets Commercial Assets Consumer Originations Origination Mix (% of $ originations) 14% 9% 8% 26% 24% 27% 6% 7% 8% 28% 29% 29% 25% 30% 28% 0% 25% 50% 75% 100% 1Q 13 2Q 13 3Q 13 Q 13 Q 14 2Q 14 New Subvented New Standard New Diversified Lease Used (EOP $ billions) $69.8 $72.1 $73.7 $74.1 $74.9 $76.9 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 ($ billions) $32.0 $30. $28.1 $31.6 $32.6 $32.9 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 Auto Finance Key Metrics 8 Note: Asset balances reflect the average daily balance for the quarter Note: Please refer to page 23 of Ally’s 2Q2014 earnings presentation, filed July 29, 2014 for definitions

($ in millions) Average Outstanding Balance (1) Quarterly Interest Expense Annualized Cost of Funds LT Unsecured Debt 25,367$ 377$ 5.96% Secured Debt 40,843 123 1.21% Other Borrowings (2) 9,129 16 0.70% Deposits 55,626 166 1.20% Total / Weighted Average 130,965$ 682$ 2.09% ($ billions) $3.0 $ .8 $0.0 $1.7 $5.0 $1.9 $4.1 $1.3 1Q 14 2Q 14 3Q 14 4Q 14 2015 2016 2017 2018 Matured Remaining As of 6/30/14. Total maturities for 2019 and beyond equal $10.1 billion and do not exceed $4 billion in any given year. Total Asset Breakdown Unsecured Long-Term Debt Maturities Liability and Cost of Funds Detail (1) Excludes OID (2) Includes Demand Notes, FHLB, and Repurchase Agreements ($ billions) 61% 61% 65% 66% 68% $150.6 $150.6 $151.2 $148.5 $149.9 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 Ally Bank Assets Non-Bank Assets Funding and Liquidity • Diversified funding strategy with opportunities to lower cost of funds  68% of total assets reside at Ally Bank  Deposits now represent 43% of Ally’s funding • Efficient capital markets funding in 2Q  Completed $3.2 billion of public securitizations at the parent and Ally Bank  Modest need for unsecured issuance • Consolidated available liquidity of $18.8 billion  $10.7 billion at the parent and $8.1 billion at Ally Bank 9

Tim Russi - President, Auto Finance Andrea Riley - Chief Marketing Officer, Dealer Financial Services

Multi-line / International Manufacturer Centric New Subvented Vehicle Volume Driven Single Manufacturer Captive Finance Company U.S. Auto Centric Dealer Centric New & Used Competitive Risk-reward Metric Driven Diversified Relationships Market-Driven Financial Holding Company The Mission: Simple - Change Everything 11

GM Dealer Channel Chrysler Dealer Channel Non GM/Chrysler Dealers (“Growth Channel”) • Long standing relationship with General Motors and its dealers • Prior operating agreement expired in December 2013 and new operating agreement signed March 1, 2014 • General framework for dealer and consumer financing Business is not reliant on exclusive manufacturer contracts • Enabled Chrysler dealers to successfully emerge from financial crisis • Operating agreement expired in April 2013 • Continue to compete successfully on dealer lending and standard rate consumer business • Significant dealer diversification focus since 2009 • Leveraging platform over a broader dealer universe • Used lending can provide introduction to broader Ally relationship 63% of consumer originations 17% of consumer originations 20% of consumer originations 12 Transitioned to a Successful Market Driven Competitor

Ally is More Than a Finance Company… Comprehensive suite of products Deep industry focus and knowledge Large and highly tenured sales team Innovative and unique set of services and tools We aim to be a strategic asset to our OEMs and Dealers Highly engaged dealer advocates Strong & Focused 13

Deep understanding and focus on the auto industry – Unlike anyone else - This is ALL WE DO Largest floorplan provider in the industry Industry leading lessor with $18.8 billion in leases SmartAuction Industry leading remarketing tool and inventory management services. Insurance From floorplan insurance to service contracts, a focused F&I performance company. Training Industry’s largest offering of BOTH in-person and on-line training. Marketing & Loyalty Services Fully dedicated marketing team and unique CRM tools to help you sell more. Time Dealer of the Year Exclusive partner of Time Dealer of the year. The Ally Difference 14 #1 second year in a row in retail outstandings Auto Finance News – May, 2013

• Inventory Management • Instant Funding • Auction Services Ally’s Innovative Offerings Consumer • Retail Finance • Lease • Business Vehicles Ally’s Suite of Products Dealer Products • Wholesale • Mortgage • Cap Loan • DRAC, Fleet • Specialty Products Unique/Specialty • Insurance • SmartAuction • F & I Training • Marketing • Customer Loyalty Over 5,300 dealers use 4 or more Ally products Most Comprehensive Suite of Products in the Industry 15

Innovative / Unique Services and Tools

More than auto finance

Marketing
- Full scale marketing investment
- Designated staff with extensive agency experience
- Marketing $$ commitment
- National and local solutions
- On-going consultation services

Technology
- Account Center mobile app
- SmartAuction mobile app
- Insurance menu app
- Targeted landing pages
- Customized consumer touchpoints

Fully integrated into the sales equation

Training
- Comprehensive training in Retail, F&I, SmartLease, Legal awareness and much more
- In-person & Web-based
- 24/7 access – Role based curriculum

Customer Relationship Center
- Turnkey CRM tool
- Lead management & Creative
- Pre-approval capability

ally 16

Regional Business Centers Chicago, IL - Pittsburgh, PA Atlanta, GA - Dallas, TX - Costa Mesa, CA - Jacksonville, FL – Lewisville, TX Five Regions Large Team of Experts 17 • Strong, tenured associates with deep auto focus • Over 1,800 local dealer consultants • Seven regional business centers managed by RVPs • Localized underwriting model with off-site reps across the U.S. - Open 7 days a week • Understanding and ability to create and customize local market solutions • More than sales relationships – Trusted business advisors

We focus on promoting our dealer customer brands Our Philosophy = "All-In" With Our Dealers 18 Automotive News Print Ads Website Banners Retail Mailings Lifecycle Communications

Ally Brand House Our Tagline - Our Foundation • Ally, It’s more than our name, it’s our promise. What sets us apart • Intellect - Insight, innovation, unmatched automotive intelligence • Passion – A love of this business and a driving desire to make our dealers successful • Trust – A commitment to doing the right thing, a culture of honesty and integrity Our Personality • Loyal, diligent, honest, focused, compassionate Ally is “All-In” 19

Early Lifecycle Middle Engagement Retention • Social media • Welcome kits • Welcome emails • P.O.P. materials • Billing statements • Web banners • Dealer coupons • Email touches • Customer surprise and delight • Payoff triggers • Lease retention kits • Targeted landing pages The Customer Journey 20

Dealer log-off banner Payoff Trigger Targeted Digital Coupons Customer Touch-points Personalized Landing Page 21

Social Media Ally Auto Blog, Facebook, Twitter and Google+ By providing quality content, we can demystify the auto financing process and help educate consumers on how to best research, shop and maintain their vehicles. 22 Social Content for Dealer Customers

Generic & Customizable Customer Brochures Customizable Hang-Tag Lease Contract Guide (for new dealer employees) “No-charge” items on Ally’s eStore: Customizable Customer Folder DP&S Brochures & Placemats Tools to Help Our Dealers Sell 23

Best Practices SmartAuction App Ally Auto App Ally Dealer Rewards Being a Marketplace Leader Automotive News Roundtables 24

Recognizing and Supporting Local Dealers • Customized regional activations to support dealer sales 25 • Time Dealer of the Year

Bill O’Flanagan - General Manager of Reedman Toll and Majority Shareholder/Dealer of Springfield Auto World and Abington Auto World

Steve Merritt - Chief Risk Executive, Consumer Auto Evan Noulas - President, Ally Servicing; Chief Procurement Officer, Ally Financial

Retail Customer Dealer Ally Financial Ally Bank Origination and Underwriting Application Flow 28 1. Customer applies for financing at dealership 2. Dealer collects all application information 3. Dealer verifies customer information and address through its own red flags and customer identification programs 4. Dealer electronically routes application to Ally through third party dealer application systems (e.g., Dealer Track, RouteOne) 5. Applications captured in Ally’s Loan Origination System and Credit Bureau is pulled 6. Application segmented based on various factors to generate an Ally custom score 7. Application assigned a credit tier 8. Application underwritten by a credit analyst or auto-decisioned 9. Additional filters determine application eligibility for Ally Bank or Ally Financial Consumer Credit Risk Ally Auto Servicing

Underwriting strategy has evolved since Ally became a Bank Holding Company Credit Strategy Evolution Category Legacy Current • Underwriting Strategy • Underwriting based on dealer level average odds targets • Simplified approach • Decentralized • Vendor developed scorecards • Data-driven underwriting based on loan level, risk adjusted profitability and customer ability & willingness to pay loan • Robust upfront governance and back-testing • Centralized risk management • Focused on layered risk • Custom scorecards with materially improved predictability • Granularity • Limited segmentation • Pricing based on averages • Numerous risk-based price points • Advanced segmentation • Underwriting Limits • Managed to portfolio targets • No formalized limits • Capped by tier and product • Formalized limits • Low FICO Non- prime strategy • Designed to promote OEM vehicle sales • Gradual rollout with manual underwriting • Specialized Low FICO non-prime group established • Exceptions • Higher approval authority required but ability to underwrite all deals • Thresholds established for maximum exceptions • Multiple authority levels • Exceptions reviewed by Senior Leadership 29 Consumer Credit Risk Ally Auto Servicing

US Retail (Loans Only) Delinquency Trends $ in millions $843 $999 $1,188 $1,325 $904 $1,174 1.53% 1.78% 2.10% 2.35% 1.59% 2.02% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Delinquency $ Delinquency % Note: Includes accruing contracts only` Note: 4Q13 charge-off decline driven by non-recurring recognition of additional recoveries US Retail Auto Net Charge-Offs $ in millions $93 $80 $115 $114 $121 $83 0.69% 0.57% 0.82% 0.80% 0.85% 0.58% 1Q 13 2Q 13 3Q 13 4 13 Q 14 2Q 14 Net Charge-Offs ($M) Annualized NCO Rate Ally Financial Retail Asset Quality Trends 30 Consumer Credit Risk Ally Auto Servicing US Consumer (Loans and Leases) Outstandings Trends $ in millions $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Leases $ Retail Loans $ $69,841 $72,113 $73,703 $74,098 $74,961 $76,927

US Ally Bank Retail (Loans Only) Delinquency Trends $ in millions $176 $189 $225 $248 $181 $228 0.61% 0.65% 0.76% 0.84% 0.60% 0.73% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $0 $50 $100 $150 $200 $250 $300 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Delinquency $ Delinquency % US Ally Bank Consumer (Loans and Leases) Outstandings Trends $ in millions $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Leases $ Retail Loans $ $37,003 $38,915 $40,502 $41,569 $42,767 $45,014 Note: Includes accruing contracts only Ally Bank Retail Asset Quality Trends 31 Consumer Credit Risk Ally Auto Servicing US Ally Bank Retail Auto Net Charge-Offs $ in millions $20 $20 $23 $29 $24 $18 0.28% 0.27% 0.31% 0.39% 0.32% 0.24% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $5 $10 $1 $20 $25 $30 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Net Charge-Offs ($M) Annualized NCO Rate

US Ally Non-Bank Consumer (Loans and Leases) Outstandings Trends $ in millions $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Leases $ Retail Loans $ $32,838 $33,197 $33,201 $32,529 $32,195 $31,914 US Ally Non-Bank Retail (Loans Only) Delinquency Trends $ in millions $667 $810 $963 $1,077 $723 $946 2.54% 3.02% 3.56% 4.02% 2.71% 3.52% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% $0 $200 $400 $600 $800 $1,000 $1,200 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Delinquency $ Delinquency % Note: 4Q13 charge-off decline driven by non-recurring recognition of additional recoveries Note: Includes accruing contracts only` Ally Non-Bank Retail Asset Quality Trends 32 Consumer Credit Risk Ally Auto Servicing US Ally Non-Bank Retail Auto Net Charge-Offs $ in millions $73 $60 $92 $85 $97 $65 1.13% 0.91% 1.36% 1.26% 1.46% 0.97% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $(10) $10 $30 50 $70 $90 $110 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Net Charge-Offs ($M) Annualized NCO Rate

Mission: Profitably deliver a premier auto-finance servicing experience to our customers What we do • Customer Care • Collections • Recovery • Remarketing Who we service • Indirect auto financing … all dealers, consumers, asset-backed investors Customer touch points • U.S. auto consumers • U.S. dealer relationships • Remarketing customers Footprint • 3 U.S. anchor facilities plus 3 specialized facilities • Global vendor partners 33 Servicing Overview…Today Consumer Credit Risk Ally Auto Servicing • Large U.S. auto servicing entity with deep industry domain knowledge • Provide end to end account & portfolio management • Experienced servicing multiple OEMs, customers, investors & portfolio types • Built on operational excellence foundation

Submit Customer Credit Application Underwriting Funding On-board Accts in CARS Billing & Payments, Docs, Titles Remarketing Mail Phone Internet Dealer /Consumer Request Fulfillment Collections Repo Recovery Dealer Ally Front-end Ally Servicing … Level 1 End-to-End Account Management Sales/ Marketing Line - Value Streams “Sell Vehicles” Remarketing “Servicing Customers” Customer Care “Mitigate Losses” Portfolio Performance 34 Servicing Overview…What We Do Consumer Credit Risk Ally Auto Servicing

Corporate Center Asset Performance Remarketing Loss Mitigation Account Servicing Customer Service Call Center US Servicing Footprint 35 Consumer Credit Risk Ally Auto Servicing

36 Collections – Strategy Design Consumer Credit Risk Ally Auto Servicing Days Past Due (dpd) Monthly Refreshed CB Score Collection Score Account Balance New Acct Default Risk models drive treatment segmentation and timing Test/Control segmentation Leveraging Vendor Partners and Internal Resources to Maximize Efficiency and Effectiveness 1. Strategy /Analytics 5. Focus on Compliance 4. Performance Incentives 3. Coaching, Call Model, Talk-Offs 2. Optimize Processes Low Risk Medium Risk High Risk Managing a Changing Portfolio • Portfolio management driven by analytics/modeling • Risk Based Collections • Recovery scoring model • Six Sigma • New and flexible technology platforms • Performance analytics & capacity planning • Quality of phone conversation and KPIs • Daily coaching and formal training • Enhanced call monitoring • Targeted incentive design • Employees incentives directly tied to financial goals • Reward top tier collection agencies • Detailed policies and compliance • Managing environment through operational uncertainty • Strong internal partnerships with compliance & risk teams

Post Charge off Recoveries – Sophisticated account routing and vendor management Loan Workout Repossession • Dedicated “workout” team working with customers to develop solutions and mitigate losses • Centrally managed repossession activities using a geographically dispersed network Asset Recovery Center Fraud • Utilize in house and outside agency network to manage recovery efforts • Centralized fraud team for Ally enterprise handling multiple functional areas 37 Loss Mitigation Consumer Credit Risk Ally Auto Servicing

Measurements reinforce awareness and actions •Ongoing communication to create awareness & understanding Monthly Scorecard Sections •Monthly risk/compliance review with leaders •Competitor benchmarking, best practice sharing, intelligence •Dedicated Quality team embedded at each field site • Individual Employee compliance objective 1. Compliance Objective • LSS aligned to each process for root cause analysis & continuous improvement 3. Continuous Improvement •Formal process for self- identification, escalation & resolution 2. Self- Identification 4. Monthly Meetings 5. Team Alignment 6. External Benchmarking 7. Commn. 1. Audit / Exams 2. Compliance / Controls 3. Risk - Regulatory Exams - Policy & Process - Information / Physical Securtiy Intern l Audits (Servicing) Sarbanes-Oxl y (SOX) Operational Risk Manag ment (ORM) Global) C ntrol Self As essme t (CSA) Business Continuity Planning (BCP) Compliance Testing / Monitoring Interna ISA) Corporate View / Feedba k Loan Review Gro p Quality Control User Acc ss Controls - mpliance Trai ing any Record & Information Management (CRM) 38 Cultivating a Compliance/Risk Culture… Consumer Credit Risk Ally Auto Servicing •Ongoing communication to create awareness & understanding

Greg Skurkovich – Lease Executive Steve Kapusta - Vice President, Dealership Online Services

Ally Lease Overview 40 Leasing & Residual Setting Cadillac Escalade Example Remarketing • Ally has been originating and servicing lease assets for over 30 years • Ally has securitized lease assets since 2003 through both public and private issuances • Unique position as a 3rd party lessor – Proprietary residual forecasting process – Scalable remarketing platform – Experience of a captive and economic discipline of a bank • Ally has no exclusivity with any OEM and competes with multiple lenders • As of 2Q 2014 Ally’s consolidated lease portfolio grew to $18.8 billion

Key to getting the economics right is a thorough and analytical residual setting process Residual Setting - Legacy Residual Setting - Current • Residual Value Setting – Legacy – Set at 100% of ALG projection – Residual Enhancements by OEM • Recoverable residual support by OEM: drove lower customer payment • Capped and unbalanced economics • Residual Value Setting – Current – Independent approach with balanced economics and pricing – Dedicated internal team focused on residual setting – Proprietary residual setting models – Ongoing interaction w/ OEMs on product plans, pricing, fleeting and incentive strategy 41 Residual Setting Analysis and Process Leasing & Residual Setting Cadillac Escalade Example Remarketing • Auto Valuation Function is comprised of 4 subgroups – Quantitative analytics – Residual editors – Remarketing pricing – Remarketing strategy Residual Risk Management – Team Structure

• Valuation Governance/Controls - A cross functional valuation council reviews and recommends residual values • Voting members include AFI and Bank leaders, from Risk, Finance and Pricing Teams - Internal model validation • Valuation Oversight - Internal audit - Annual regulatory exams Ally Lease Product - Governance and Controls 42 Leasing & Residual Setting Cadillac Escalade Example Remarketing

Residual Setting Approach 43 Leasing & Residual Setting Cadillac Escalade Example Remarketing Quantitative Qualitative Residual Setting/Auto Valuation is comprised of two distinct parts 2013 Chevy Traverse evaluation– Ft. Washington, Oct. 2012 • The Statistical Model is in its 2nd generation and is built on 85+ MM vehicles at auction from 2000-2013 • The purpose of the Editorial Adjustment is to address items that are not currently part of the statistical model • The Editorial Process has two components, Vehicle Testing/Evaluation and Editorial Adjustments • Typical Editorial Adjustment are: - MSRP / Content Impact - Ally Product Score Adjustment - Segment Ranking 2013 Dodge Dart Ride & Drive Texas - May 2012

44 Competitive Segment Review Leasing & Residual Setting Cadillac Escalade Example Remarketing

• The remarketing analytics team is responsible for optimizing remarketing proceeds through: - Analysis and execution of remarketing strategies • The remarketing analytics team applies data-driven approaches to optimize net proceeds - “Champion-Challenger” testing to assess all aspects of remarketing strategies • Identifying best performing Ground Auctions based on asset type • Ground Auction reconditioning strategies 45 Remarketing Analytics Leasing & Residual Setting Cadillac Escalade Example Remarketing

Leasing & Residual Setting | Cadillac Escalade Example | Remarketing

Remarketing – SmartAuction & Physical Auction

- SmartAuction is an industry leading wholesale Internet auction, offering dealers access to a virtual inventory of quality used vehicles
  - Launched in 2000, more than 4.4 million vehicles have been sold through SmartAuction to franchise and non-franchise dealers throughout the United States
- Diversification
  - Over 70 different makes sold on SmartAuction in 2013
  - In addition to Ally inventory, SmartAuction includes vehicles from:
    - OEMs, Banks, and Financial Institutions
    - Fleet & Rental Car Companies
    - Independent Auctions
    - Franchise and Independent Dealers
  - 8,500 Active franchise & independent dealers


Lease Remarketing Proceeds to Market Values by Channel
Sales Proceeds % of Market Value
120%
110%
100%
90%
80%
05/27/2013
06/27/2013
07/27/2013
08/27/2013
09/27/2013
10/27/2013
11/27/2013
12/27/2013
01/27/2014
02/27/2014
03/27/2014
04/27/2014
05/27/2014
06/27/2014
Traditional Auction
SmartAuction
Sale Week

- National U.S. footprint utilizes 39 traditional auctions (plus Puerto Rico) to remarket vehicles ally
46

Performance Development Center (PDC) Relationship Management Center (RMC) SmartAuction Providing a comprehensive and unique set of online products and services 47 Dealership Online Services Leasing & Residual Setting Cadillac Escalade Example Remarketing

Tom Elkins - Vice President, Pricing and Quality Tom Bennert - Chief Risk Executive, Commercial Auto

Industry Trends 49 Commercial Business Commercial Risk Light Vehicle Sales Continues to Grow * SAAR = Seasonally Adjusted Annual Rate Industry Per Vehicle Incentive Spending Average Vehicle Age Supporting Strong Demand 9.0 9.5 10.0 10.5 11.0 11.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Yr s . Passenger Cars Light Trucks Total Light Vehicles Sources: Ally Economics, IHS (R.L. Polk & Co. ) Auto Spending as % of GDP Source: Bureau of Economic Analysis Source: HIS (R.L. Polk & Co.) Source: Edmunds.com Source: Bureau of Economic Analysis as to 2006 – 2013 16.5 16.1 13.2 10.4 11.6 12.7 14.4 15.5 0 2 4 6 8 10 12 14 16 18 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A

Used Vehicle Transaction Price New Vehicle Transaction Price as a % of MSRP Transaction Prices & Dealer Health 50 Commercial Business Commercial Risk 750 742 617 510 623 724 812 877 896 400 500 600 700 800 900 1,000 Source: Automotive News New Unit Sales Per Franchise 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $- $200 $400 $600 $800 $1,000 Avg. Pre-Tax Profit ($K) Avg. Pre-Tax Profit % of Sales NADA Dealership* Financial Profile * Represents all new vehicle franchised dealerships; data published by NADA ** As of March 2014 Source: CNW Research Source: CNW Research

We aim to be a strategic asset to our OEMs and Dealers How We Compete 51 Commercial Business Commercial Risk • Focus on the Dealer’s business: customized solutions to meet their needs • Create loyalty with our customers through service and performance • Provide access to broad and deep products and services • Deliver subject matter expertise through extensive dealer facing organization (high touch and high tech) • National footprint, offering commercial lending solutions in all OEM channels

What does it mean to be Dealer Centric? Focused on the smallest detail to support the Dealer’s business Be Dealer Centric 52 Commercial Business Commercial Risk • Being high touch with our Dealer customers  Local presence from over 1,800 dealer consultants  Large and highly tenured sales team in the industry  Significant depth of industry focus and knowledge • Delivering high tech solutions  End to end customized commercial programs  Innovative and unique set of services and tools  Comprehensive suite of products

• Wholesale relationship is foundational in the Ally dealer-centric strategy and essential to dealer customers • Average Ally US wholesale relationship spans 15 years • Market competition and pricing have intensified due to bank appetite for yield from low risk assets • Floorplan dealers administered by Ally associates located in 5 US Regional Business Centers • Experienced Ally personnel (average 25 year tenure of commercial auto leadership team) Description New • New vehicles purchased directly from the OEM Factory Auction • Vehicles meeting specific age / use parameters, including OEM company cars, fleet returns under buy-back contracts or matured lease vehicles Used • Used vehicles (e.g., trade-ins), typically within 7 model years Delayed Payment Plan • DPP allows eligible dealerships to delay payment of New Vehicle Floor Plan obligations for vehicles sold to fleet purchasers Lease/Rental Fleet Plan • Lease/Rental provides financing of vehicles for lease or rental (including service loaners), or other uses associated with lease or rental activities Dealer Loans • Real estate, working capital and equipment loans generally amortizing from 5 to 20 years to provide funding for dealership/property acquisitions, facility construction/renovations, working capital and purchase of equipment 53 Commercial Product Overview Commercial Business Commercial Risk

• Ally’s Great Recession portfolio loss rates were very favorable relative to industry C&I portfolio loss rates – Peak loss rate of 35 bp in 2009 • Portfolio has returned to historical loss rates as legacy asset liquidations completed – Total portfolio loss rates < 5 bp since 2011 – Current frequency of dealer defaults is very low 181 94 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 US Reserves and 4 Qtr Rolling Losses Reserves 4 Qtr Rolling Losses $Millions 13,922 80,541 65,471 13,216 787 2,434 706 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Commercial Auto Net Charge Offs $(000) NCO Rate 0.05% 0.35% 0.27% 0.05% 0.00% 0.01% *June YTD 0.01% 54 Portfolio Performance Commercial Business Commercial Risk

Ally Financial OEM Dealer Dealer Purchase Process 1. Dealer requests shipment from OEM 2. If dealer is in good standing, OEM ships vehicles to dealer 3. Ally Financial Pays OEM on behalf of the dealer 4. Dealer is obligated to pay Ally Financial the principal amount financed plus interest accruing the day following expiration of in- transit period 1. Dealer orders vehicle 2. OEM builds and ships vehicle 55 Floorplan Financing Summary Commercial Business Commercial Risk • Wholesale Security Agreement • General Security Agreements (GSA) • Personal Guarantees of Owners and Affiliated Entities • Assignment of OEM Open Accounts • Cash Collateral Additional Collateral Protections

Ryan Farris - Structured Funding Executive

• Expect consistent growth in deposit funding • Transitioning to a bank funding model Non-Bank Assets 32% Ally Bank Assets 68% 2Q 14 Non-Bank Assets 89% Ally Bank Assets 11% 2007 Secured Debt 44% Unsecured Debt 49% Dep osit s 7% 2007 ST LT Total Secured Unsecured Deposits Secured Unsecured Deposits Secured Debt 37% Unsecured Debt 20% Deposits 43% 2Q 14 57 Diversified Funding Profile

• Ally Bank currently sponsors 3 term ABS platforms for its retail, lease, and floorplan assets • Ally Financial re-entered the ABS market in 2013 with a non-prime retail program Platform Characteristics Ally Bank Ally Financial Total Issuance Asset Class Prime Retail Instalment Contract Lease Dealer Floorplan Non-prime Retail Instalment Contract Public Program ALLYA ALLYL AMOT AFIN WA FICO at issuance 740 760 NA 630 WA LTV 95% - 97% NA NA 106% - 110% Initial 'AAA' Hard Enhancement 6.45% 17.50%/18.75% 26.50% 20.50% 2012 Issuance/No. of deals $7.1B/5 $1.3B/1 $3.4B/5 NA $11.8B 2013 Issuance/No. of deals $1.7B/2 $1.0B/1 $2.0B/3 $4.1B/4 $8.8B 2014 YTD Issuance/ No. of deals $2.4B/2 $1.25B/1 $3.2B/4 $2.0B/2 $8.9B Outstandings (06/30/2014) $5.6B $2.0B $8.2B $5.7B $20.9B Ally's Term ABS Platforms 58

• Completed Six Transactions Since 2013 for $6.1BN in Funding • Consistent Program Features ‒ All transactions have included a one-year revolving period  2 deals now in amortization period ‒ Initial collateral profile and asset additions have not changed ‒ Enhancement structure has remained unchanged even though rating agency loss expectations have been reduced • Strong Performance ‒ Losses from asset additions trending towards rating agency loss expectations on initial pool vs. modeled worst case ‒ Both Moody’s and S&P have issued ratings upgrades • More Transparency ‒ Providing additional static pool loss segmentations ‒ Splitting losses between initial pool and asset addition pool Eligibility Criteria 2013-1 Initial 2013-1 Beg. Amort. Period 2013-2 Initial 2013-2 Beg. Amort. Period Aggregate Amount Financed 1,644,990,377 1,644,981,144 528,012,846.38 528,009,494.04 Weighted Average Rate 8.02% 8.07% 7.87% 7.89% Weighted Average FICO Score 630.32 629.42 631.27 630.29 Weighted Average Loan-to-Value 107.05 106.74 106.29 105.73 Percentage of Used Cars and Light Trucks 36.84% 37.80% 36.64% 37.05% Percentage of No FICO and Unavailable 8.82% 8.55% 9.89% 9.19% Percentage of receivables with FICO <580 (2) N/A N/A N/A N/A Original Term (in months) 0 to 60 21.22% 20.96% 20.19% 19.63% 61 to 72 69.42% 69.88% 69.81% 70.41% 73 - 75 9.31% 9.10% 9.91% 9.86% >75 0.05% 0.07% 0.10% 0.10% Seasoning 9.03 19.63 10.90 20.63 Core Funding Source for AFI 0.00% 0.50% 1.00% 1.50% 1 2 3 4 5 6 7 8 9 10 11 12 13 Months following End of Origination Year/Close of Transaction Cumulative Net Losses AFIN 2013-1 Initial Pool AFIN 2013-1 Aggregate Additional Receivables AFIN 2013-2 Initial Pool AFIN 2013-2 Aggregate Additional Receivables 2012 Vintage Originations (<700 FICO) 2012 Vintage Originations 59 AFIN Program Update Performance Collateral

• Used and Extended Term increase is driven by diversification strategy 2010 2011 2012 2013 2014 FICO 763 758 754 743 746 > 60 Months 51.4% 53.9% 52.3% 62.0% 63.6% Used 10.3% 11.1% 15.5% 22.0% 26.1% LTV 92.5% 92.5% 93.9% 96.2% 95.8% ALLYA Collateral Comparison 0.00% 0.10% 0.20% 0.30% 0.40% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 AART 2010-1 AART 2010-2 AART 2010-3 AART 2010-4 AART 2010-5 AART 2011-1 AART 2011-2 AART 2011-3 AART 2011-4 AART 2011-5 AART 2012-1 AART 2012-2 AART 2012-3 AART 2012-4 AART 2012-5 AART 2013-1 AART 2013-2 0.40% • All AART deals since 2010 are performing inside of 40 bps from a cumulative net loss (CNL) perspective ‒ Recent ALLYA deals are all tracking well below the published rating agency base case loss expectations from both a projected cumulative net loss and loss to liquidation perspective • Class A hard credit enhancement of 6.45% provides over 16x coverage of actual AART cumulative net losses • Subordinate bonds across all of the 2010 through 2012 AART transactions have been upgraded by either Moody’s or S&P Collateral Performance 60 AllyA Program Update

0% 3% 6% 9% 12% 15% 18% 21% 24% R e si dua l G ai n /( Lo ss ) R at io Residual Gain/(Loss) on Returned Vehicles as % of Returned Vehicle ABS Value ALLYL 2012-SN1 ALLYL 2013-SN1 ALLYL 2014-SN1 • Ally’s top 3 model concentration in ALLYL transactions are under 30% compared to 40% - 80% for other recent lease issuers 2014-SN1 2013-SN1 2012-SN1 Number of Leases 53,012 53,224 66,570 Total Aggregate ABS Value $1.2 BN $1.2 BN $1.5 BN Seasoning (Months) 10.78 11.29 9.16 Original Term (Months) 36.01 35.78 36.69 Average FICO Score 1 762.78 764.7 763.1 Discounted Lease Residual as a % of Initial ABS Value 64.16% 63.72% 58.18% Percentage of New Vehicles 100% 100% 100% Nu ber of Makes included in th initial pool 11 10 8 Top 3 Model Concentration as % of Total ABS Value 20.01% 24.99% 29.84% Top 5 Model Concentration as % of Total ABS Value 31.03% 35.37% 41.45% (1) Excludes Bus iness Accounts ALLYL Collateral Profile Comparison 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 Percent of Aggregate Residuals Hard Credit Enhancement R es id u al M at u ri ti es ( % o f A gg re ga te R es id u al s Har d Cre d it En h an cem en t (% o f cu rren t p o o l b alan ce) Diversification Residual Performance on ALLYL transactions in-line with portfolio trends ALLYL 2014-SN1 Example: 40.45% of residual maturities occur after the AAA notes are expected to be paid down1 1. Assumes zero losses and a pricing speed equal to 75% of the Prepayment Assumption (to maturity) 61 AllyL Program Update

10% 15% 20% 25% 30% 35% 40% 45% 50% Monthly Payment Rates 3Mo Avg. Monthly Payment Rates and Triggers 1 2 3 4 5 6 - 1,000 2,000 3,000 4,000 5,000 6,000 2013 2014 2015 2016 2017 $ (In m ill ion s) Amount # of Term Deals AMOT Maturity Profile Class % of Collateral Credit Enhancement Class A 74.50% 26.5% Class B 5.50 21.0% Class C 4.00% 17.0% Class D 3.00% 14.0% Class E 13.00% 1.0% Total 100.00% Cash Reserve 1.00% AMOT 2014-4 Capital Structure • The average AMOT monthly payment rate since inception is approximately 34% ‒ Recent trend is attributable to seasonality, strong new car sales, and lower, better managed, inventory • Improved health of auto industry and OEMs has allowed for multiple credit enhancement reductions • The AMOT maturity profile has a steady cadence of 4-5 deals maturing year-over-year through 2017 AMOT Program Update 62

Brad Brown - Corporate Treasurer, Ally Financial